UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2019, Catherine Loftin gave notice to Shepherd’s Finance, LLC (the “Registrant”) that she was resigning as the Registrant’s Chief Financial Officer effective as of May 15, 2019 for personal reasons, specifically because she is relocating to get married. Ms. Loftin will remain an employee of the Registrant on a part-time basis. Also on May 9, 2019, the Registrant’s board of managers appointed Mark Lamensdorf to serve as the Registrant’s Chief Financial Officer effective as of May 15, 2019. Mr. Lamensdorf, age 59, previously served as a Controller of the Registrant from April 2019 until his appointment as Chief Financial Officer in May 2019.

Prior to joining the Registrant, he served as a consulting CFO and Controller for start-ups and growth stage companies in the high-tech, manufacturing, biotech, real estate, and E-Commerce industries, following a career spanning 20 years on Wall Street. Most recently, from March 2014 to March 2019, Mr. Lamensdorf established a consulting practice for small and mid-size companies in the areas of strategic advice, financial management, accounting, financial statement preparation, research, analysis, modeling, and forecasting. From January 2018 to October 2018, Mr. Lamensdorf served as Controller for Holmes Custom, a designer, manufacturer, and retailer of personalized stamps, signs, and nametags, across a number of specialty websites. Earlier in his career, Mr. Lamensdorf held leadership roles in strategic planning, business analysis, forecasting, software and technology integration, and financial reporting with Fortune 500 companies including Textron Inc., Times Mirror Company, and Ford Aerospace and Communications Corporation. Mr. Lamensdorf received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania and a Master of Business Administration from the UCLA Anderson School of Management.

Item 7.01.	Regulation FD Disclosure.

On May 15, 2019, the Registrant issued a press release discussing the Registrant’s financial results for the three months ended March 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Shepherd’s Finance, LLC Press Release, dated May 15, 2019

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: May 15, 2019	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager